Exhibit 10.4

Execution Copy

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”), entered into and effective as of October 8, 2010, by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company (“Licensor”), and ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation (“Licensee”).

BACKGROUND

A. Licensor is the owner of (i) the trademarks, service marks and trade names EXTENDED STAY DELUXE, EXTENDED STAY AMERICA, STUDIOPLUS, CROSSLAND, HOMETOWN INN, HOMESTEAD STUDIO SUITES and HOMESTEAD VILLAGE (collectively, the “Names”), (ii) the trademarks shown and described in Schedule A hereto (hereinafter the “Marks”) and (iii) the Internet domain name registrations listed on Schedule B hereto (hereinafter the “Websites”).

B. Licensee is the owner or lessee, as applicable, of the property(ies) listed on Schedule C hereto (each, a “Hotel” and collectively, the “Hotels”).

C. Licensee has entered into, or will enter into, a Management Agreement with HVM L.L.C. (the “Manager”) to manage the Hotels.

D. Licensee wishes to use the Names, the Marks and the Websites in connection with its operation of the Hotels, and Licensor is willing to grant Licensee a license to use the Names, the Marks and the Websites in connection with the operation of the Hotels, all on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

GRANT OF LICENSES

1.1. License of Marks. Subject to the terms and conditions hereinafter set forth, Licensor grants to Licensee a non-exclusive and non-transferable right to use the Marks in connection with the operation of the Hotels.

1.2. License of the Names. Licensor hereby grants Licensee a non-exclusive and non-transferable right to use the Names in connection with the operation of the Hotels as the trade names and/or corporate names to identify itself, subject to the terms and conditions set forth in this Agreement.

1.3. License of Websites. Licensor hereby grants to Licensee a non-exclusive and non-transferable right to use the Websites in connection with the operation of the Hotels, subject to the terms and conditions set forth in this Agreement.

1.4. Limitation of License. The license granted herein is personal to Licensee and any entity operating the Hotels on behalf of Licensee and shall not be transferable to any entity without Licensor’s prior written consent, which may be withheld or granted in Licensor’s sole and absolute discretion. Licensee shall have no right to grant additional licenses for use of the Names, the Marks and the Websites.

ARTICLE 2

ACKNOWLEDGMENT OF LICENSOR’S RIGHTS

2.1. Ownership and Validity. Licensee acknowledges Licensor’s ownership of the entire right, title and interest in and to the Websites, the Marks and the Names and all trademark and service mark registrations and applications which include the Marks and/or Names in the United States and Canada, as applicable. Licensee acknowledges that its use shall not create in Licensee any right, title or interest in the Websites, the Marks or the Names and that all use of same and goodwill connected with the use thereof, symbolized thereby, and associated therewith shall inure to the benefit of Licensor. Licensee shall take no action challenging the validity of, or Licensor’s right in, the Marks, Names and Websites.

2.2. Actions Prohibited. Licensee acknowledges that any right to use the Websites, the Marks or the Names is limited to the rights granted herein. During and after the term of this Agreement, regardless of how the License is terminated, Licensee shall not:

(a) use the Marks or the Names in combination with any Names, mark, word (in English or any other language), symbol, letter or design not previously approved by Licensor in writing which approval may be withheld or granted in Licensor’s sole and absolute discretion;

(b) adopt or seek to register or take any other action to use or establish rights in any name, mark, word (in English or any other language), symbol, letter or design which is confusingly similar to the Marks or the Names;

(c) attack or perform any action, direct or indirect, which might challenge, impair or otherwise adversely affect the validity of the Marks or the Names or Licensor’s ownership thereof; or

(d) engage in any action which it knows or has reason to know would threaten, injure or diminish the image or reputation of Licensor, the Websites, the Marks or the Names.

ARTICLE 3

ENFORCEMENT AND PROTECTION OF LICENSOR’S RIGHTS

3.1. Registrations, Maintenance and Enforcement. Licensee shall promptly notify Licensor after it becomes aware of any actual or threatened infringement, misappropriation, dilution or other violation of the Marks, Names or Websites. Licensor shall have the sole right, but not the obligation, to bring any action, litigation or proceeding to remedy the foregoing, and Licensee shall cooperate with Licensor with respect to such proceedings, at Licensor’s expense.

3.2. Maintenance and Enforcement Costs. Licensor shall pay any costs required to obtain and maintain, and to protect and enforce, the Marks and Names, including, without limitation, trademark and service mark fees, license recordation and registered user fees, costs associated with legal actions against alleged infringers, and costs incurred in other enforcement proceedings deemed appropriate by Licensor.

ARTICLE 4

USE OF THE MARKS AND THE NAMES AND QUALITY CONTROL

Licensor has the right to monitor and control the quality of any products or services in connection with which the Marks or Names are used. Licensee shall strictly observe the standards, specifications and instructions set forth or approved by Licensor or its appointed representative during the effective term of this Agreement with respect to the appearance and manner of use of the Websites, the Marks and the Names, including guidelines, artwork and stylemasters for the Marks and Names as may be provided or approved by Licensor. Except as approved by Licensor prior to use, Licensee shall not use the Marks and/or the Names as a combined mark or name with any other service or trademarks whatsoever or use the Marks or the Names other than in connection with the operation of the Hotels.

ARTICLE 5

NOTICE OF NON-COMPLIANCE

5.1. Notice in Writing. If Licensor discovers that Licensee is using the Marks, the Websites and/or the Names in any manner other than as permitted herein or is otherwise not in compliance with this Agreement, Licensor shall be entitled to notify the Licensee in writing, requiring same to be rectified or remedied within 90 days.

5.2. Cure Period. If after 90 days Licensee has not corrected the noted misuse of the Marks, the Websites and/or Names, Licensor may terminate this Agreement effective immediately upon delivery of written notice of termination to Licensee.

ARTICLE 6

TERM

This Agreement shall become effective as of the date hereof and shall continue, unless sooner terminated as specifically provided herein, until December 31, 2030. This Agreement shall terminate automatically with respect to any of the Hotels upon the date that such Hotel ceases to be owned or leased, as applicable, by Licensee.

ARTICLE 7

FEES

During each calendar year of the term of this Agreement (and for a fraction of any partial calendar year), in consideration of the rights provided to Licensee under this Agreement, Licensor will be paid a fee (the “Fee”) at the rate of 0.3% of Gross Operating Revenues (as defined below) per calendar year. The Fee will be payable by Licensee in monthly installments. For purposes of this Agreement, “Gross Operating Revenues” shall mean all receipts, revenues, income and proceeds of sales of every kind received by Licensee from the operation of the

Hotels, and shall include, without limitation: room rentals; rent or other payments received from sub-tenants, licensees, and occupants of commercial and retail space located in the Hotels (provided that the income and/or revenue received by any licensees, subtenants or other occupants which are affiliates of Licensor (except for Licensee) shall not be included in Gross Operating Revenues); the proceeds of insurance received by Licensee with respect to use and occupancy or business interruption insurance; deposits forfeited and not refunded; frequent guest program payments; and any amount recovered in any legal action or proceeding or settlement thereof pertaining to room revenues or other income from the Hotels which arose out of the operation of the Hotels. Gross Operating Revenues shall exclude all sales and excise taxes and any similar taxes collected as direct taxes payable to taxing authorities; gratuities or service charges collected for payment to and paid to employees; credit or refunds to guests; proceeds of insurance, save and except for proceeds of insurance with respect to use and occupancy or business interruption insurance; proceeds of sales of depreciable property; and proceeds of condemnation. From time to time, at the Licensor’s reasonable request, Licensee shall provide Licensor with documentation that evidences Licensee’s calculation of Gross Operating Revenues.

ARTICLE 8

RIGHTS UPON TERMINATION

Upon termination of this Agreement, Licensor shall be entitled to procure immediate cancellation of any recordation of this Agreement, or registration of the Licensee as user of the Marks and/or the Names, and Licensee shall render all necessary assistance in the process of such cancellation.

ARTICLE 9

ASSIGNMENT

This Agreement shall be freely assignable by Licensor without the consent of Licensee and any such assignment shall be binding upon and shall inure to the benefit of the legal representatives, successors and assigns of Licensor and Licensee. Licensee shall not assign this agreement without the prior written consent of Licensor and any purported assignment in violation of this provision shall be null and void ab initio.

ARTICLE 10

CESSATION OF USE

10.1. Termination for Non-Compliance. In the event this Agreement is terminated for Licensee’s failure to comply with the terms herein, Licensee shall immediately cease all use of the Marks, the Names and the Websites and return or destroy all undistributed written materials bearing the Marks or the Names. Licensee agrees that it will not thereafter use any of the Marks or the Names or any other mark or trade name confusingly similar to any of the Marks or to the Names.

10.2. Damages in Event the Licensee Fails to Cease Use. If Licensee should willfully or negligently continue to use any of the Marks, the Names or the Websites outside the terms of this Agreement, Licensee shall pay to Licensor the amount of its damages and in any event, not less than $25,000 for each day that Licensee continues to use the Marks, the Names or the Websites beyond the period during which, or outside the terms under which use is permitted hereunder. Such payment shall not in any way limit any other rights or remedies otherwise available to the Licensor.

ARTICLE 11

MISCELLANEOUS

11.1. Costs Incident to Agreement. Except as otherwise set forth herein, each party shall pay its own legal, accounting and other expenses incident to this Agreement and the consummation of the transactions contemplated thereby.

11.2. Notices. Notices, statements and other communications to be given under the terms of this Agreement shall be in writing and delivered by hand against receipt or sent by certified or registered mail or by Federal Express or other similar overnight mail service as follows:

If to Licensor: 100 Dunbar Street

Spartanburg, South Carolina 29306

Attention: F. Joseph Rogers

Facsimile No.: (864) 573-2090

Attention: General Counsel

Facsimile No.: (864) 573-1665

with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Henry Lebowitz, Esq.

Facsimile No.: (212) 859-4000

If to Licensee: c/o Centerbridge Partners, L.P.

375 Park Avenue

New York, New York 10152

Attention: William D. Rahm

Facsimile No.: (212) 672-5001

Attention: General Counsel and Scott Hopson

Facsimile No.: (212) 672-4501 and (212) 672-4526

and to:             c/o Paulson & Co. Inc.

1251 Avenue of the Americas, 50th Floor

New York, New York 10020

Attention: Michael Barr

Facsimile No.: (212) 351-5892

Attention: General Counsel

Facsimile No.: (212) 977-9505

and to:             c/o The Blackstone Group

345 Park Avenue

New York, New York 10154

Attention: A.J. Agarwal

Facsimile No.: (212) 583-5725

Attention: General Counsel

Facsimile No.: (646) 253-8983

with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Henry Lebowitz, Esq.

Facsimile No.: (212) 859-4000

11.3. Governing Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York

11.4. Headings. The headings of Articles and Sections in this Agreement are inserted for convenience only and shall not be deemed to affect in any way the meaning of the provisions to which they refer.

11.5. Successors and Assigns Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.6. No Partnership. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between Licensor and Licensee or their respective successors in interest.

11.7. Savings Clause. If any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

11.8. Waiver. No failure or delay on the part of any party in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

11.9. Non-Exclusive Nature of Expressed Remedies. All of the parties rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.10. Entire Agreement. This Agreement, together with other writings signed by the parties expressly stated to be supplementing hereto and together with any instruments to be executed and delivered pursuant to this Agreement, constitutes the entire agreement and understanding between the parties as to the subject matter hereof. No modification or amendment of this Agreement shall be valid or binding unless made in writing and signed on behalf of the parties hereto.

11.11. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

11.12. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR:

ESH STRATEGIES BRANDING LLC, a Delaware limited liability company

By:	/s/ Ty Wallach
Name: Ty Wallach
Title: Vice President and Secretary

LICENSEE:

ESA P Portfolio Operating Lessee Inc., a Delaware corporation

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Vice President and Secretary

Affiliate License Trademark Agreement – ESA P Portfolio Operating Lessee Inc.

SCHEDULE A

MARKS

(United States)

	Trademark	Application/Registration Number	Country
1.	HOMESTEAD SUITES WITH DESIGN	3450814	United States

2.	SUITE OFFERS	3004515	United States

3.	1-888-STAYHSD	3125821	United States

4.	A ROOM. A KITCHEN. A REASONABLE PRICE.	3006021	United States

5.	YOU GO THE DISTANCE. WE DO THE SAME.	3028288	United States

6.	HOMESTEAD EXTENDED-STAY LODGING	2715925	United States

7.	HOMESTEAD VILLAGE	1819557	United States

8.	HOMESTEAD VILLAGE WITH DESIGN	3072952	United States

9.	HOMESTEAD INSTEAD	2482936	United States

10.	HOMESTEAD GUEST STUDIOS	2504937	United States

11.	HOMESTEAD STUDIO SUITES	2564446	United States

12.	HOMESTEAD STUDIO SUITES WITH DESIGN	3095003	United States

13.	CROSSLAND	2157514	United States

14.	CROSSLAND ECONOMY STUDIOS & DESIGN	2154308	United States

15.	THE AFFORDABLE WAY TO STAY AND STAY AND STAY	2157712	United States

16.	EXTENDED STAY AMERICA EFFICIENCY STUDIOS	2113801	United States

17.	EXTENDED STAY AMERICA EFFICIENCY STUDIO & DESIGN	2113800	United States

18.	EXTENDED STAY AMERICA EFFICIENCY STUDIOS & E DESIGN	2157547	United States

19.	EXTENDED STAY AMERICA	2021504	United States

20.	EXTENDED STAY AMERICA	2457084	United States

21.	EXTENDED STAY AMERICA & DESIGN	3496984	United States

22.	EXSTAY.COM	3055797	United States

23.	ROAD WARRIORS	2456070	United States

24	STUDIO PLUS	1509652	United States

25	STUDIO PLUS	3067826	United States

26	STUDIOPLUS DELUXE STUDIOS	2304753	United States

27	STUDIOPLUS DELUXE STUDIOS & DESIGN	2430232	United States

28.	STUDIOPLUS (Stylized)	2116171	United States

29.	EXTENDED STAY DELUXE	3016461	United States

30.	EXTENDED STAY DELUXE WITH LOGO	3198051	United States

31.	1-800-EXSTAY	3122763	United States

32		3450820	United States

33.	EXTENDED STAY HOTELS & DESIGN	3103158	United States

34.	EXTENDED STAY DELUXE HOTEL	3560270	United States

35.	HOMETOWN INN	2459037	United States

36.	YOUR PERFECT PLACE FOR AN EXTENDED STAY	1513046	United States

37.	DELUXE MORNINGS	3340696	United States

38.	DELUXE ESSENTIALS	3340697	United States

SCHEDULE A

MARKS

(Foreign)

Mark	Application/Registration No.	Country
EXTENDED STAY DELUXE	Reg. No.: TMA736065 Appl No.: 1271802	Canada

EXTENDED STAY DELUXE WITH CLUSTER E LOGO	Reg. No.: TMA737259 Appl No.:1271801	Canada

EXTENDED STAY AMERICA	Reg. No.: TMA 562533 Appl No.: 0824314	Canada

EXTENDED STAY AMERICA EFFICIENCY STUDIOS	Reg. No.: TMA 562627 Appl No.: 0824409	Canada

EXTENDED STAY AMERICA EFFICIENCY STUDIOS & DESIGN	Reg. No.: TMA 562596 Appl. No.: 0824411	Canada

PORTICO	Reg. No.: TMA 562605 Appl. No.: 0826260	Canada

EXTENDED STAY DELUXE HOTEL	Reg. No.: N/A Appl. No.: 1401193	Canada

SCHEDULE B

WEBSITES

1800extstay.com

1800ext-stay.com

army-hotels.com

crossland.cc

crossland.tel

crossland.travel

crossland.us

crosslandbudgetsuites.com

crosslandeconomy.biz

crosslandeconomy.cc

crosslandeconomy.com

crosslandeconomy.net

crosslandeconomy.us

crosslandeconomystudios.biz

crosslandeconomystudios.cc

crosslandeconomystudios.co

crosslandeconomystudios.com

crosslandeconomystudios.com.mx

crosslandeconomystudios.mx

crosslandeconomystudios.net

crosslandeconomystudios.tel

crosslandeconomystudios.us

crosslandeconomysuites.com

crosslandstudio.biz

crosslandstudios.biz

crosslandstudios.cc

crosslandstudios.cm

crosslandstudios.co

crosslandstudios.com

crosslandstudios.mobi

crosslandstudios.net

crosslandstudios.travel

crosslandstudios.us

crosslandstudiosuites.com

esaarmy.com

esa-army.com

esaarmyhotels.com

esa-armyhotels.com

esaarmy-hotels.com

esaarmylodging.com

esa-armylodging.com

esaarmyus.com

esa-armyus.com

esaarmyusa.com

esa-armyusa.com

esahotels.com

esamilitary.com

esasuites.com

esausarmy.com

esa-usarmy.com

esausarmyhotels.com

esa-usarmyhotels.com

esd.travel

estadiaextendida.com

estadiaextendida.com.mx

estadiaextendida.mx

estadiaextendidaaamerica.com

estadiaextendidadelujo.com

estadiaextendidahotel.com

estadiaextendidahoteles.com

estadiasextendidas.com

estudioshomestead.com

exstay.biz

exstay.cc

exstay.com

exstay.net

exstay.us

exstayamerica.biz

exstayamerica.cc

exstayamerica.com

exstayamerica.net

exstayamerica.us

extcorp.com

extended-stay.biz

extended-stay.cc

extendedstay.cm

extendedstay.co

extendedstay.com

extended-stay.com

extendedstay.com.mx

extendedstay.mobi

extendedstay.mx

extended-stay.net

extendedstay.tel

extendedstay.travel

extended-stay.us

extendedstayamarica.com

extendedstayamerca.com

extendedstayameric.com

extendedstayamerica.biz

extendedstayamerica.cm

extendedstayamerica.co

extendedstayamerica.com

extendedstayamerica.com.mx

extendedstayamerica.mx

extendedstayamerica.net

extendedstayamerica.tel

extendedstayamerica.travel

extendedstayamerica.us

extendedstayamericaefficiency.biz

extendedstayamericaefficiency.cc

extendedstayamericaefficiency.com

extendedstayamericaefficiency.net

extendedstayamericaefficiency.us

extendedstayamericaefficiencystudios.biz

extendedstayamericaefficiencystudios.cc

extendedstayamericaefficiencystudios.com

extendedstayamericaefficiencystudios.net

extendedstayamericaefficiencystudios.us

extendedstayamericahotels.com

extendedstayamericana.com

extendedstayamericas.com

extendedstayamericastudios.biz

extendedstayamericastudios.cc

extendedstayamericastudios.com

extendedstayamericastudios.net

extendedstayamericastudios.us

extendedstayamericasuites.com

extendedstayarmy.com

extendedstay-army.com

extendedstayarmyhotels.com

extendedstay-armyhotels.com

extendedstayarmylodging.com

extendedstay-armylodging.com

extendedstayarmyus.com

extendedstay-armyus.com

extendedstayarmyusa.com

extendedstay-armyusa.com

extendedstaydelux.com

extendedstaydeluxe.cm

extendedstaydeluxe.co

extendedstaydeluxe.com

extendedstaydeluxe.com.mx

extendedstaydeluxe.mx

extendedstaydeluxe.tel

extendedstaydeluxe.travel

extendedstaydeluxehotels.com

extendedstaydeluxelodging.com

extendedstaydeluxemotels.com

extendedstaydeluxestudios.com

extendedstaydeluxesuites.com

extendedstayeconomy.com

extendedstayhotel.co

extendedstayhotel.tel

extendedstayhotels.cm

extendedstayhotels.co

extendedstayhotels.com

extendedstayhotels.com.mx

extendedstayhotels.mx

extendedstayhotels.tel

extendedstayhotels.travel

extendedstaymilitary.com

extendedstaymotel.com

extendedstaymotels.com

extendedstayplus.com

extendedstayplushotels.com

extendedstaypluslodging.com

extendedstayplusmotels.com

extendedstayplusstudios.com

extendedstayplussuites.com

extendedstaysavers.com

extendedstayselect.com

extendedstayselecthotels.com

extendedstayselectlodging.com

extendedstayselectmotels.com

extendedstayselectstudios.com

extendedstayselectsuites.com

extendedstayspecials.com

extendedstaysteals.com

extendedstaystudiosuites.com

extendedstaysuite.com

extendedstaysuites.com

extendedstayusarmy.com

extendedstay-usarmy.com

extendedstayusarmyhotels.com

extendedstay-usarmyhotels.com

extendedstayvalue.com

extendedstayvaluehotel.com

extendedstayvaluehotels.com

extendstayamerica.com

extentedstaystudiosuites.com

extstay.biz

ext-stay.biz

extstay.cc

ext-stay.cc

extstay.com

ext-stay.com

extstay.net

ext-stay.net

extstay.tel

extstay.us

ext-stay.us

extstayamerica.biz

extstayamerica.cc

extstayamerica.com

extstayamerica.net

extstayamerica.us

extstaydeals.com

famousroadwarrior.com

famousroadwarriors.com

goarmyesa.com

goarmyesahotels.com

goarmyhotels.com

goarmylodging.com

gomilitaryesa.com

gomilitaryesahotels.com

homestead.tel

homestead-deluxe.biz

homesteaddeluxe.com

homestead-deluxe.com

homestead-deluxe.info

homesteaddeluxe.mobi

homestead-deluxe.net

homestead-deluxe.org

homesteaddeluxe.tel

homesteaddeluxehotel.com

homesteaddeluxehotels.com

homesteaddeluxestudios.tel

homesteaddeluxesuite.com

homestead-deluxe-suites.biz

homesteaddeluxesuites.com

homestead-deluxe-suites.com

homestead-deluxe-suites.info

homestead-deluxe-suites.net

homestead-deluxe-suites.org

homesteaddeluxesuites.tel

homesteadeluxe.com

homesteadextendedstayhotel.com

homesteadhotel.com

homesteadhotel.mobi

homesteadhoteldeluxe.com

homesteadhoteles.com

homesteadhotels.cm

homesteadhotels.co

homesteadhotels.com

homesteadhotels.com.mx

homesteadhotels.mx

homesteadhotels.tel

homesteadhotels.travel

homesteadhotelssuites.biz

homesteadhotelssuites.com

homesteadhotelssuites.info

homesteadhotelssuites.net

homesteadhotelssuites.org

homesteadhotelsuite.com

homesteadhotelsuites.biz

homesteadhotelsuites.info

homesteadhotelsuites.net

homesteadhotelsuites.org

homesteadlodging.com

homesteadstudio.mobi

homesteadstudios.com

homesteadstudios.mobi

homesteadstudios.net

homesteadstudios.tel

homesteadstudiosites.com

homesteadstudiosuitehotels.com

homesteadstudiosuites.co

homesteadstudiosuites.com

homesteadstudiosuites.tel

homesteadstudiosuites.travel

homesteadstudiosuiteshotels.com

homestead-suite.biz

homestead-suite.com

homestead-suite.info

homesteadsuite.mobi

homestead-suite.net

homestead-suite.org

homesteadsuitehotel.biz

homesteadsuitehotel.com

homesteadsuitehotel.info

homesteadsuitehotel.net

homesteadsuitehotel.org

homesteadsuitehotels.com

homestead-suites.biz

homesteadsuites.cm

homesteadsuites.co

homesteadsuites.com.mx

homestead-suites.info

homesteadsuites.mx

homestead-suites.net

homestead-suites.org

homesteadsuites.tel

homestead-suites-deluxe.biz

homestead-suites-deluxe.com

homestead-suites-deluxe.info

homestead-suites-deluxe.net

homestead-suites-deluxe.org

homesteadsuiteshotel.biz

homesteadsuiteshotel.com

homesteadsuiteshotel.info

homesteadsuiteshotel.net

homesteadsuiteshotel.org

homesteadsuiteshotels.biz

homesteadsuiteshotels.com

homesteadsuiteshotels.info

homesteadsuiteshotels.net

homesteadvillage.com

hotelesestadiaextendida.com

hotelesestadiaextendida.com.mx

hotelesestadiaextendida.mx

hoteleshomestead.com

hotelestadiaextendida.com

hotelestadiasextendidas.com

hoteltravelertips.com

militaryesa.com

militaryextendedstayamerica.com

roadwarrioraccommodations.com

roadwarriorhotels.com

roadwarriorlodging.com

roadwarriors.com

roadwarriorsuites.com

roadwarriortips.com

roadwarriortips.travel

stayextended.com

stayhsd.com

stayhsd.net

staynormal.com

staynormal.net

studioplus.biz

studioplus.cc

studioplus.cm

studioplus.co

studioplus.com

studioplus.com.mx

studioplus.mx

studioplus.tel

studioplus.travel

studioplus.us

studioplusdeluxe.biz

studioplusdeluxe.cc

studioplusdeluxe.com

studioplusdeluxe.net

studioplusdeluxe.us

studioplusdeluxestudios.biz

studioplusdeluxestudios.cc

studioplusdeluxestudios.com

studioplusdeluxestudios.net

studioplusdeluxestudios.us

studioplusdexluxe.biz

studioplusdexluxe.cc

studioplusdexluxe.com

studioplusdexluxe.net

studioplusdexluxe.us

studioplussuites.com

suitehomestead.com

suitesavings.com

suiteshomestead.com

thehomesteadsuite.com

thehomesteadsuites.com

usaesa.com

usaextendedstay.com

veryclean.com

warrioroftheroad.com

wwwextendedstay.com

wwwstudioplus.com

xstay.biz

xstay.cc

xstay.net

xstay.us

xtended-stay.biz

xtended-stay.cc

xtended-stay.com

xtended-stay.net

xtendedstay.us

xtended-stay.us

xtendedstayamerica.biz

xtendedstayamerica.cc

xtendedstayamerica.com

xtendedstayamerica.net

xtendedstayamerica.us

SCHEDULE C

HOTELS

	State	Site #	Address
1.	AK	None	812 Barrow Street, Anchorage, AK

2.	AK	9853	700 East 34th Avenue, Anchorage, AK

3.	AK	9857	108 East 8th Avenue, Anchorage, AK

4.	AK	9858	4580 Old Airport Way, Fairbanks, AK

5.	AK	9859	1800 Shell Simmons Drive, Juneau, AK

6.	AL	23	5115 Carmichael Rd., Montgomery, AL

7.	AL	25	101 Cahaba Park Cir., Birmingham, AL

8.	AL	27	40 State Farm Pkwy., Birmingham, AL

9.	AL	123	4751 Governor’s House Dr., Huntsville, AL

10.	AL	124	2491 Eastern Blvd, Montgomery, AL

11.	AL	155	508 Spring Hill Plaza Ct., Mobile, AL

12.	AL	9600	12 Perimeter Park South, Birgmingham, AL

13.	AR	51	10800 Kanis Road, Little Rock, AR

14.	AR	145	600 Hardin Road, Little Rock, AR

15.	AR	6110	5000 Luvene Avenue, Springdale, AR

16.	AZ	316	3421 E. Elwood St., Phoenix, AZ

17.	AZ	317	455 W. Baseline Rd., Mesa, AZ

18.	AZ	414	7345 W. Bell Rd., Peoria, AZ

19.	AZ	851	4861 W. McDowell Rd., Phoenix

	State	Site #	Address
20.	AZ	902	14245 S. 50th St., Phoenix, AZ

21.	AZ	942	15501 N. Scottsdale Rd., Scottsdale AZ

22.	AZ	977	5050 E. Grant Rd., Tucson, AZ

23.	AZ	979	4800 S. Butterfield Dr.,Tucson, AZ

24.	AZ	8515	20827 N. 27th Ave, Phoenix, AZ

25.	AZ	9601	1920 W. Isabella, Mesa, AZ

26.	AZ	9602	2102 West Dunlap Avenue, Phoenix, AZ

27.	AZ	9603	2165 West 15th Street, Tempe, AZ

28.	AZ	9604	3560 North Marshall Way, Scottsdale, AZ

29.	AZ	9800	217 W. Osborn Rd, Phoenix, AZ

30.	AZ	9801	5035 E. Chandler Blvd, Phoenix, AZ

31.	AZ	9802	11211 N. Black Canyon Hwy, Phoenix, AZ

32.	AZ	9803	4357 East Oak St, Phoenix, AZ

33.	AZ	9837	5235 N. 16th St. , Phoenix, AZ

34.	AZ	9838	10660 N. 69th St., Scottsdale, AZ

35.	CA	150	5375 Farwell Place, Fremont, CA

36.	CA	308	18602 S Vermont Ave, Gardena, CA

37.	CA	309	1000 Lead Hill Blvd, Roseville, CA

38.	CA	355	14775 Firestone Blvd, La Mirada, CA

39.	CA	356	3525 Torrance Blvd, Torrance, CA

40.	CA	361	3220 Buskirk Ave, Pleasant Hill, CA

	State	Site #	Address
41.	CA	396	20251 Lake Forest Dr, Lake Forest, CA

42.	CA	421	11299 Point East Dr, Rancho Cordova, CA

43.	CA	486	7135 N. Fresno St., Fresno, CA

44.	CA	494	5050 Skylab West Circle, Huntington Beach, CA

45.	CA	854	24940 W. Pico Canyon Road, Stevenson, CA

46.	CA	857	5355 Farwell Place, Fremont, CA

47.	CA	898	1000 Hillview Court, Milpitas, CA

48.	CA	903	10721 White Rock Rd, Rancho Cordova, CA

49.	CA	911	3990 East Inland Empire Blvd., Ontario, CA

50.	CA	916	401 E Santa Clara St, Arcadia, CA

51.	CA	919	3318 California Ave., Bakersfield, CA

52.	CA	931	2380 Nissen Drive, Livermore, CA

53.	CA	932	4105 E. Willow St., Long Beach, CA

54.	CA	936	3825 Rosin Court, Sacramento, CA

55.	CA	939	2100 Harvard Street, Sacramento, CA

56.	CA	951	3190 Vista Way, Oceanside, CA

57.	CA	974	601 W. Bonita Ave, San Dimas, CA

58.	CA	976	2600 Corby Ave., Santa Rosa, CA

59.	CA	981	4870 Calle Real, Santa Barbara, CA

60.	CA	8523	19200 Harborgate Way, Torrance, CA

61.	CA	8525	3460 West Shaw Avenue, Fresno, CA

	State	Site #	Address
62.	CA	8546	605 Jarvis Drive, Morgan Hill, CA

63.	CA	8561	1260 South Loop Rd, Alameda, CA

64.	CA	8573	2087 Hotel Circle South, San Diego, CA

65.	CA	8574	4500 Dublin Blvd, Dublin, CA

66.	CA	8580	20205 Ventura Blvd., Woodland, CA

67.	CA	8581	6531 S. Sepulveda Blvd, Los Angeles, CA

68.	CA	8584	100 Fountain Grove Pkwy, Santa Rosa, CA

69.	CA	8594	31950 Dyer St, Union City, CA

70.	CA	8621	1350 Marina Village Pkwy, Alameda, CA

71.	CA	8644	3650 Mandela Pkwy, Emeryville, CA

72.	CA	8654	46312 Mission Blvd, Fremont, CA

73.	CA	8718	2131 Gold Street, San Jose, CA

74.	CA	8722	6199 San Ignacio Avenue, San Jose, CA

75.	CA	8724	3170 Garrity Way, Richmond, CA

76.	CA	8738	1742 S. Clementine Street, Anaheim, CA

77.	CA	8743	2100 Camino Ramon, San Ramon, CA

78.	CA	8747	6189 San Ignacio Avenue, San Jose, CA

79.	CA	8750	4881 Birch St., Newport Beach, CA

80.	CA	8754	2200 Empire Ave, Burbank, CA

81.	CA	8787	3860 Murphy Canyon Road, San Diego, CA

82.	CA	8794	2844 W. March Lane, Stockton, CA

	State	Site #	Address
83.	CA	8795	799 Orange Drive, Vacaville, CA

84.	CA	8806	120 Sem Lane, Belmont, CA

85.	CA	8808	1635 W. Katella Ave., Orange, CA

86.	CA	8821	22711 Oakcrest Circle, Yorba Linda, CA

87.	CA	8828	1400 E. Tahquitz Canyon Way, Palm Springs, CA

88.	CA	8831	1050 Grand Avenue, Carlsbad, CA

89.	CA	8844	27622 Jefferson Ave., Temecula, CA

90.	CA	8850	1031 N. Pacificenter Drive, Anaheim, CA

91.	CA	8852	4325 Corporate Center Ave, Chino, CA

92.	CA	8855	2498 Stearns St., Simi Valley, CA

93.	CA	8863	2201 Longport Court, Elk Grove

94.	CA	8881	2526 Pavilion Pkwy., Tracy, CA

95.	CA	8916	1019 Oliver Rd, Fairfield, CA

96.	CA	8931	401 E. Albertoni St., Carson, CA

97.	CA	8986	795 Stillwater Rd, W. Sacramento, CA

98.	CA	9011	19325 Londelius St., Northridge, CA

99.	CA	9605	46080 Fremont Blvd, Fremont, CA

100.	CA	9606	330 Cypress Drive / 850 Bellew Drive, Milpitas, CA

101.	CA	9607	190 East El Camino Real, Mountain View, CA

102.	CA	9608	2810 Gateway Oaks Drive, Sacramento, CA

103.	CA	9609	3 Circle Star Way, San Carlos, CA

	State	Site #	Address
104.	CA	9610	1560 North First Street, San Jose, CA

105.	CA	9611	1830 Gateway Drive, San Mateo, CA

106.	CA	9612	18000 San Ramon Valley Blvd, San Ramon, CA

107.	CA	9613	1255 Orleans Drive, Sunnyvale, CA

108.	CA	9614	1377 W Glenoaks Blvd, Glendale, CA

109.	CA	9615	1910 E Mariposa Ave, El Segundo, CA

110.	CA	9616	930 S Fifth Ave, Monrovia, CA

111.	CA	9617	3995 Carson St, Torrance, CA

112.	CA	9618	3050 E. Imperial Highway, Brea, CA

113.	CA	9619	5990 Corporate Avenue, Cypress, CA

114.	CA	9620	30 Technology Dr, Irvine, CA

115.	CA	9621	9880 Pacific Heights Boulevard, San Diego, CA

116.	CA	9622	7444 Mission Valley Road, San Diego, CA

117.	CA	9839	11.13. 4555 Chabot Drive, Pleasanton, CA

118.	CA	9840	55 E. Brokaw Road, San Jose, CA

119.	CA	9854	3600 Chester Lane, Bakersfield, CA

120.	CA	9855	1775 Francisco Blvd, San Rafael, CA

121.	CO	307	9604 E. Easter Ave, Englewood, CO

122.	CO	311	5855 Corporate Dr, Colorado Springs, CO

123.	CO	885	4850 Leetsdale Dr, Glendale, CO

	State	Site #	Address
124.	CO	901	7393 W Jefferson Ave, Lakewood, CO

125.	CO	994	715 Kipling St, Lakewood, CO

126.	CO	7502	3490 Afternoon Circle, Colorado Springs, CO

127.	CO	7508	8750 Grant St, Thornton, CO

128.	CO	7513	3705 N Chambers Rd., Aurora, CO

129.	CO	7527	1291 W. 120th Ave, Westminster, CO

130.	CO	7568	8752 S Yosemite St, Lone Tree, CO

131.	CO	9623	13941 East Harvard Avenue, Aurora, CO

132.	CO	9624	4444 Leetsdale Drive, Glendale, CO

133.	CO	9625	9253 E. Costilla Avenue, Greenwood Village, CO

134.	CO	9626	9650 East Geddes Avenue, Englewood, CO

135.	CO	9627	4885 South Quebec Street, Denver, CO

136.	CO	9804	14095 E. Evans Ave, Aurora, CO

137.	CO	9805	5200 S. Quebec St, Greenwood Village, CO

138.	CT	1015	1 Batterson Park Rd ., Farmington, CT

139.	CT	1116	340 Tolland Tpke., Manchester, CT

140.	CT	1122	366 Bee St., Meriden, CT

141.	CT	9628	400 Main Ave, Norwalk, CT

142.	CT	9629	945 Bridgeport Ave, Shelton, CT

143.	DE	9630	333 Continental Drive, Newark, DE

144.	FL	60	1950 Raymond Diehl Rd, Tallahassee, FL

	State	Site #	Address
145.	FL	174	6451 Westwood Blvd., Orlando, FL

146.	FL	302	809 Bloodworth Lane, Pensacola, FL

147.	FL	303	3089 Executive Drive, Clearwater, FL

148.	FL	328	1200 FAU Research Park Blvd, Deerfield Beach, FL

149.	FL	381	3600 SW 42nd St, Gainesville, FL

150.	FL	789	12242 Morris Bridge Rd., Temple Terrace, FL

151.	FL	869	5851 N. Andrews Ave Ext., Fort Lauderdale, FL

152.	FL	884	6961 Lenoir Ave, Jacksonville, FL

153.	FL	1510	3031 West Commercial Blvd., Fort Lauderdale, FL

154.	FL	1546	12358 E. Colonial Drive, Orlando, FL

155.	FL	1559	1413 Prudential Dr., Jacksonville, FL

156.	FL	1561	1450 SE 17th Street Causeway, Fort Lauderdale, FL

157.	FL	1563	6001 NW 6th Way, Fort Lauderdale, FL

158.	FL	1564	255 Bill France Blvd, Daytona Beach, FL

159.	FL	1565	4699 Lenoir Ave S., Jacksonville, FL

160.	FL	1567	1701 Evans Road, Melbourne, FL

161.	FL	1568	700 Northpoint Parkway, West Palm Beach, FL

162.	FL	1569	4811 Memorial Highway, Tampa, FL

163.	FL	1577	5610 Vineland Road, Orlando, FL

164.	FL	1600	8655 NW 21 Terrace, Miami, FL

165.	FL	1613	5620 Major Blvd., Orlando, FL

	State	Site #	Address
166.	FL	1618	1760 Pembrook Drive, Orlando, FL

167.	FL	1619	1036 Greenwood Blvd., Lake Mary, FL

168.	FL	1623	7755 SW 6 h Street, Fort Lauderdale, FL

169.	FL	1632	1776 Pembrook Drive, Orlando, FL

170.	FL	1639	6443 Westwood Blvd., Orlando, FL

171.	FL	1740	3640 SW 22nd Street, Miami, FL

172.	FL	1760	298 SW 15th Road, Miami, FL

173.	FL	1762	7750 NW 25th Street, Miami, FL

174.	FL	1805	4312 W. Spruce Street, Tampa, FL

175.	FL	9631	8300 Western Way, Jacksonville, FL

176.	FL	9632	4693 Salisbury Road, Jacksonville, FL

177.	FL	9633	10020 Skinner Lake Drive, Jacksonville, FL

178.	FL	9634	302 Northlake Blvd., Altamonte, FL

179.	FL	9635	1040 Greenwood Blvd, Lake Mary, FL

180.	FL	9636	4101 Equity Row, Orlando, FL

181.	FL	9637	501 NW 77th Street, Boca Raton, FL

182.	FL	9640	6605 NW 7th Street, Miami, FL

183.	FL	9641	101 Fairway Drive, Miami Springs, FL

184.	FL	9806	8801 Perimeter Park Blvd, Jacksonville, FL

185.	FL	9807	1805 N. Westshore Blvd, Tampa, FL

186.	FL	9808	1401 S.W. 15th St, Pompano Beach, FL

	State	Site #	Address
187.		9809	8687 Commodity Circle, Orlando, FL

188.	FL	9810	1951 Summit Tower Blvd, Orlando, FL

189.	FL	9841	8750 Universal Blvd., Orlando, FL

190.	FL	9842	8100 Palm Pkwy., Orlando, FL

191.	FL	9863	4615 Opa-Locka Lane, Destin, FL

192.	GA	38	7065 Jimmy Carter Blvd., Norcross, GA

193.	GA	42	3331 Old Milton Pkwy, Alpharetta, GA

194.	GA	61	3316 Busbee Dr., Kennesaw, GA

195.	GA	63	3980 Riverside Dr., Macon, GA

196.	GA	65	2474 Cumberland Pk SE, Atlanta, GA

197.	GA	102	5020 Armour Rd, Columbus, GA

198.	GA	373	3115 Clairmont Rd., Atlanta, GA

199.	GA	382	1967 Leland Dr., Marietta, GA

200.	GA	788	3430 Venture Pkwy, Duluth, GA

201.	GA	990	1051 Canton Rd., Marietta, GA

202.	GA	991	6295 Jimmy Carter Blvd., Norcross, GA

203.	GA	992	200 Lawrenceville St., Norcross, GA

204.	GA	993	6231 Hwy 85, Riverdale, GA

205.	GA	996	474 W. Pike St., Lawrenceville, GA

206.	GA	1501	1950 Rock Mill Rd., Alpharetta, GA

207.	GA	1502	2265 Mt. Zion Pkwy, Morrow, GA

	State	Site #	Address
208.	GA	1550	3000 George Busbee Pkwy, Kennesaw, GA

209.	GA	1595	905 Crestline Pkwy, Atlanta, GA

210.	GA	1664	1721 Rollins Way, Columbus, GA

211.	GA	1796	5511 Abercorn St, Savannah, GA

212.	GA	9646	3103 Sports Ave., Smyrna, GA

213.	GA	9649	1050 Hammond Dr., Atlanta, GA

214.	GA	9650	2239 Powers Ferry Rd., Marietta, GA

215.	GA	9811	2225 Interstate N. Parkway, SE

216.	GA	9812	3329 Old Milton Parkway, Alpharetta, GA

217.	GA	9843	3967 Peachtree Road, Atlanta, GA

218.	GA	9844	2010 Powers Ferry Road, Atlanta, GA

219.	GA	9845	6330 Peachtree Dunwoody Rd. NE, Atlanta, GA

220.	GA	9856	3390 Venture Parkway, Duluth, GA

221.	IA	57	2701 Westown Pkwy, West Des Moines, IA

222.	IA	3503	3940 114th Street, Urbandale, IA

223.	ID	828	2500 S Vista Ave., Boise, ID

224.	IL	55	747 N Bell School Road, Rockford, IL

225.	IL	153	1525 Busch Parkway, Buffalo Grove, IL

226.	IL	510	3150 Finley Rd., Downers Grove, IL

227.	IL	525	1181 Rohlwing Rd, Itasca, IL

228.	IL	530	2400 Golf Road, Rolling Meadows, IL

	State	Site #	Address
229.	IL	532	15 W. 122nd S. Frontage Rd, Burr Ridge, IL

230.	IL	541	550 West Grand Ave., Elmhurst, IL

231.	IL	640	5724 Northridge Dr, Gurnee, IL

232.	IL	660	1575 Bond St., Naperville, IL

233.	IL	677	1201 E. Touhy Ave., Des Plaines, IL

234.	IL	752	653 Clark Drive, Rockford, IL

235.	IL	753	1177 S Northpoint Blvd, Waukegan, IL

236.	IL	4012	610 W. Marketview Dr, Champaign, IL

237.	IL	4016	2520 173rd St., Lansing, IL

238.	IL	4019	154 Regency Park, O’Fallon, IL

239.	IL	4023	1225 Lakeview Dr., Romeoville, IL

240.	IL	4030	1200 American Lane, Schaumburg, IL

241.	IL	4040	260 E. 22nd St., Lombard, IL

242.	IL	4061	2345 Sokol Ct., Darien, IL

243.	IL	4063	1207 E. Touhy Ave., Des Plaines, IL

244.	IL	4082	445 Warrenville Rd., Lisle, IL

245.	IL	4095	1075 Lake St., Hanover Park, IL

246.	IL	4096	4575 Frontage Rd., Hillside, IL

247.	IL	4138	5211 Old Orchard Road, Skokie, IL

248.	IL	4165	215 N Milwaukee Ave, Vernon Hills, IL

249.	IL	4190	2000 N Roselle Rd, Schaumburg, IL

	State	Site #	Address
250.	IL	4194	4306 North Brandywine Dr, Peoria, IL

251.	IL	4200	1805 S. Veterans Pkwy, Bloomington, IL

252.	IL	4206	7524 State Road, Bedford Park, IL

253.	IL	9651	1827 Centre Point Circle, Naperville, IL

254.	IL	9652	2701 Technology Drive, Lombard, IL

255.	IL	9653	51 E. State Parkway, Schaumburg, IL

256.	IL	9654	675 Woodlands Parkway, Vernon Hills, IL

257.	IL	9655	855 Pasquinelli Drive, Westmont, IL

258.	IN	11	9750 Lake Shore Drive, Indianapolis, IN

259.	IN	14	9030 Wesleyan Road, Indianapolis, IN

260.	IN	35	301 Eagle Crest Drive, Evansville, IN

261.	IN	36	5810 Challenger Pkwy, Fort Wayne, IN

262.	IN	48	4715 N. Main Street, Mishawaka, IN

263.	IN	247	8309 W. Jefferson Blvd, Fort Wayne, IN

264.	IN	526	1355 E. 83rd Avenue, Merrillville, IN

265.	IN	4014	2730 Fortune Circle West, Indianapolis, IN

266.	IN	4031	7940 N. Shadeland Ave, Indianapolis, IN

267.	IN	4196	5305 N. Main Street, Mishawaka, IN

268.	IN	9656	8520 Northwest Blvd, Indianapolis, IN

269.	IN	9813	5350 W. Southern Ave, Indianapolis, IN

270.	IN	9814	9370 Waldemar Rd, Indianapolis, IN

	State	Site #	Address
271.	KS	521	10750 Quivira Road, Overland Park, KS

272.	KS	995	9775 Lenexa Drive, Lenexa, KS

273.	KS	6085	9450 E. Corporate Hills Dr, Wichita, KS

274.	KS	9657	5401 West 110th Street, Overland Park, KS

275.	KS	9658	6451 East Frontage Road, Merriam, KS

276.	KS	9815	7201 W. 106th St, Overland Park, KS

277.	KS	9816	8015 Lenexa Drive, Lenexa, KS

278.	KY	1	2750 Gribbin Drive, Lexington, KY

279.	KY	2	3575 Tates Creek Road, Lexington, KY

280.	KY	4	9801 Bunsen Way, Louisville, KY

281.	KY	5	1401 Browns Lane, Louisville, KY

282.	KY	28	200 Meijer Drive, Florence, KY

283.	KY	295	2650 Wilhite Drive, Lexington, KY

284.	KY	325	6101 Dutchmans Lane, Louisville, KY

285.	KY	629	7350 Turfway Road, Florence, KY

286.	KY	659	650 West 3rd Street, Covington, KY

287.	KY	9659	1650 Alliant Avenue, Louisville, KY

288.	LA	985	3070 E. Texas St., Bossier City, LA

289.	LA	986	104 Mallard Rd., Sulphur, LA

290.	LA	6000	3300 S. I-10 Service Rd. W, Metairie, LA

291.	LA	6002	11140 Boardwalk Dr., Baton Rouge, LA

	State	Site #	Address
292.	LA	6049	807 S. Hugh Wallis Rd, LA

293.	LA	6166	2300 Veterans Blvd, Kenner, LA

294.	LA	6169	6250 Corporate Blvd., Baton Rouge, LA

295.	MA	576	102 Newbury St., Danvers, MA

296.	MA	1020	180 E. Main St., Westborough, MA

297.	MA	1023	19 Connector Rd., Westborough, MA

298.	MA	1028	1910 Andover St., Tewksbury, MA

299.	MA	1029	20 Rockdale St., Braintree, MA

300.	MA	1140	280 S. Washington Rd., Norton, MA

301.	MA	9664	40 South Ave., Burlington, MA

302.	MA	9665	19 Northborough Road East, Marlborough, MA

303.	MA	9666	200 Jubilee Dr, Peabody, MA

304.	MA	9667	52 Fourth Ave., Waltham, MA

305.	MA	9846	32 Fourth Ave., Waltham, MA

306.	MA	9847	1800 Computer Drive, Westborough, MA

307.	MA	9848	831 Main Street, Woburn, MA

308.	ME	1091	2 Ashley Dr., Scarborough, ME

309.	MI	58	30125 N. Civic Center Blvd., Warren, MI

310.	MI	527	11808 Middlebelt Rd., Livonia, MI

311.	MI	552	32690 Stephenson Hwy, Madison Heights, MI

312.	MI	600	33400 Van Dyke Rd., Sterling Heights, MI

	State	Site #	Address
313.	MI	670	1501 Briarwood Circle Dr., Ann Arbor, MI

314.	MI	675	1180 Doris Rd., Auburn Hills, MI

315.	MI	680	21555 Haggerty Rd., Novi, MI

316.	MI	780	27775 Stansbury Blvd, Farmington Hills, MI

317.	MI	4013	3747 29th St. S.E., Kentwood, MI

318.	MI	4038	3265 Boardwalk Dr., Ann Arbor, MI

319.	MI	4058	39640 Orchard Hill P1., Novi, MI

320.	MI	4179	2000 Haggerty Rd., Canton, MI

321.	MI	4191	30325 Flynn Dr., Romulus, MI

322.	MI	4192	26250 American Dr., Southfield, MI

323.	MI	4193	20200 Thirteen Mile Rd., Roseville, MI

324.	MI	4198	260 Town Center Dr., Dearborn, MI

325.	MI	9668	3315 University Dr., Auburn Hills, MI

326.	MI	9669	28500 Northwestern Hwy., Southfield, MI

327.	MI	9818	2100 Featherstone Rd., Auburn Hills, MI

328.	MN	733	7956 Lyndale Ave. South, Bloomington, MN

329.	MN	734	7550 Office Ridge Court, Bloomington, MN

330.	MN	737	12970 63rd Ave. North, Maple Grove, MN

331.	MN	745	3384 Norwest Court, Eagan, MN

332.	MN	3504	2701 Freeway Blvd, Brooklyn Center, MN

333.	MN	3508	10020 Hudson Rd, Woodbury, MN

	State	Site #	Address
334.	MN	3527	4700 78th Street West [Vacant Land], Bloomington, MN

335.	MN	3528	55 Wood Lake Drive. SE, Rochester, MN

336.	MN	3529	2814 43rd St. NW, Rochester, MN

337.	MN	9670	3015 Denmark Ave, Eagan, MN

338.	MN	9671	11905 Technology Drive, Eden Prairie, MN

339.	MO	16	155 Chapel Ridge Rd, Hazelwood, MO

340.	MO	18	2030 Craig Rd, St. Louis, MO

341.	MO	40	3125 Rider Trail South, Earth City, MO

342.	MO	172	5555 Veterans Memorial Pkwy, St. Peters, MO

343.	MO	522	11712 N.W. Plaza Circle, Kansas City, MO

344.	MO	561	550 East 105th Street, Kansas City, MO

345.	MO	562	14800 East 42nd Street, Independence, MO

346.	MO	691	6065 N. Lindbergh Blvd, Hazelwood, MO

347.	MO	700	11827 Lackland Rd, Maryland Heights, MO

348.	MO	701	1333 E. Kingsley St, Springfield, MO

349.	MO	6048	4301 N. Corrington Avenue, Kansas City, MO

350.	MO	6196	2000 W. Business Loop 70, Columbia, MO

351.	MO	9672	4535 Main Street, Kansas City, MO

352.	MO	9673	9701 N. Shannon Avenue, Kansas City, MO

353.	MO	9674	11252 Lone Eagle Dr, Bridgeton, MO

354.	MO	9675	12161 Lackland Rd, St. Louis, MO

	State	Site #	Address
355.	MS	32	800 Ridgewood Rd., Ridgeland, MS

356.	MS	331	5354 I-55N, Jackson, MS

357.	MS	9862	572 East Beasley Road, Jackson, MS

358.	MT	7065	4950 Southgate Drive, Billings, MT

359.	MT	7068	800 River Drive South, Great Falls, MT

360.	NC	20	5830 Westpark Dr., Charlotte, NC

361.	NC	21	1705 Stanley Rd., Greensboro, NC

362.	NC	24	123 East McCullough Dr., Charlotte, NC

363.	NC	26	600 Weston Pkwy., Cary, NC

364.	NC	30	921 Wake Towne Drive, Raleigh, NC

365.	NC	31	2504 North Carolina Highway 54, Durham, NC [LEASEHOLD]

366.	NC	106	911 Wake Towne Drive, Raleigh, NC

367.	NC	127	408 Owen Dr., Fayetteville, NC

368.	NC	161	2700 Slater Rd, Morrisville, NC

369.	NC	186	4929 New Centre Dr., Wilmington, NC

370.	NC	201	3105 Tower Blvd., Durham, NC

371.	NC	206	6035 Nations Ford Road, Charlotte, NC

372.	NC	231	6 Kenilworth Knoll, Asheville, NC

373.	NC	232	1500 Regency Parkway, Cary, NC

374.	NC	280	4317 Big Tree Way, Greensboro, NC

375.	NC	370	1995 Hampton Inn Ct., Winston-Salem, NC

	State	Site #	Address
376.	NC	371	10930 Park Road, Charlotte, NC

377.	NC	417	8211 University Executive Park Drive, Charlotte, NC

378.	NC	1500	7910 N. Point Blvd., Winston-Salem, NC

379.	NC	1514	5008 NC 55, Durham, NC

380.	NC	1570	4610 South Miami Blvd, Durham, NC

381.	NC	1571	8405 Pineville - Matthews Road, Charlotte, NC

382.	NC	1576	3100 Regency Parkway, Cary, NC

383.	NC	1591	20 McDaniel Drive, Jacksonville, NC

384.	NC	1594	7617 Thorndike Road, Greensboro, NC

385.	NC	1596	4105 Sycamore Dairy Road, Fayetteville, NC

386.	NC	9682	710 Yorkmont Road, Charlotte, NC

387.	NC	9683	1920 Ivy Creek Boulevard, Durham, NC

388.	NC	9686	3531 Wake Forest Rd, Raleigh, NC

389.	NC	9687	2601 Appliance Court, Raleigh, NC

390.	NC	9836	4919 S. Miami Blvd, Durham, NC

391.	NE	54	9006 Burt St. NW, Omaha, NE

392.	NH	1087	2000 Southwood Dr., Nashua, NH

393.	NJ	454	2868 Route 73 North, Maple Shade, NJ

394.	NJ	455	1653 East State Highway No. 70, Cherry Hill, NJ

395.	NJ	479	101 Diemer Drive, Mount Laurel, NJ

396.	NJ	574	1 Fieldcrest Ave., Edison, NJ

	State	Site #	Address
397.	NJ	646	4230 US Route 1, South Brunswick, NJ

398.	NJ	696	329 Newman Springs Road, Red Bank, NJ

399.	NJ	2509	750 Edwin L. Ward Sr. Memorial Hwy, Rutherford, NJ

400.	NJ	2516	112 State Hwy. 17, Ramsey, NJ

401.	NJ	2522	500 Diemer Drive, Mt. Laurel, NJ

402.	NJ	2649	1 Meadowlands Pkwy, Secaucus, NJ

403.	NJ	2653	45 Glimcher Realty Way, Elizabeth, NJ [LEASEHOLD]

404.	NJ	2655	30 World’s Fair Drive, Franklin, NJ

405.	NJ	2676	3450 Brunswick Pike, Princeton, NJ

406.	NJ	2742	71 International Dr. South, Budd Lake, NJ

407.	NJ	9677	125 Rt 10 East, Whippany, NJ

408.	NJ	9678	300 State H. Rt 3 East, East Rutherford, NJ

409.	NJ	9679	1 Plaza Drive, Secaucus, NJ [LEASEHOLD]

410.	NJ	9680	1 Hoover Way, Woodbridge, NJ

411.	NJ	9849	410 S. Randolphville Road, Piscataway, NJ

412.	NM	413	5020 Ellison NE, Albuquerque, NM

413.	NM	7512	2608 The American Rd. NW, Rio Rancho, NM

414.	NM	7519	2321 International Ave. SE., Albuquerque, NM

415.	NM	9819	2221 Rio Rancho Blvd (Hwy 528), Rio Rancho, NM

416.	NV	860	4270 S. Valley View Blvd., Las Vegas, NV

417.	NV	861	4240 Boulder Highway, Las Vegas, NV

	State	Site #	Address
418.	NV	7570	9795 Gateway Drive, Reno, NV

419.	NV	9676	3045 South Maryland Parkway, Las Vegas, NV [LEASEHOLD]

420.	NV	9820	1550 E. Flamingo Rd, Las Vegas, NV

421.	NY	501	1395 Washington Ave., Albany, NY

422.	NY	503	700 Commons Way, Rochester, NY

423.	NY	504	6630 Old Collamer Rd, East Syracuse, NY

424.	NY	554	125 Inn Keepers Lane, Amherst, NY

425.	NY	634	905 S. Oyster Bay Rd., Bethpage, NY

426.	NY	651	18-30 Whitestone Expy., Whitestone, NY

427.	NY	763	100 Spagnoli Rd, Melville, NY

428.	NY	765	600 Center Place Drive, Rochester, NY

429.	NY	2546	118 Tarrytown Rd., Elmsford, NY

430.	NY	2716	55 W. Merritt Blvd, Fishkill, NY

431.	NY	9681	25 Merritt Blvd, Fishkill, NY

432.	OH	3	11645 Chesterdale Road, Springdale, OH

433.	OH	6	9651 Seward Road, Fairfield, OH

434.	OH	7	2200 Lake Club Drive, Columbus, OH

435.	OH	8	7851 Lois Circle, Dayton, OH

436.	OH	9	6601 Reflections Drive, Dublin, OH

437.	OH	15	4260 Hunt Road, Blue Ash, OH

	State	Site #	Address
438.	OH	33	170 Montrose W. Ave., Copley, OH

439.	OH	34	3131 Presidential Drive, Fairborn, OH

440.	OH	41	542 West Dussel Drive, Maumee, OH

441.	OH	47	25801 Country Club Blvd., North Olmsted, OH

442.	OH	53	17552 Rosbough Drive, Middleburg Heights, OH

443.	OH	59	30360 Clemens Rd., Westlake, OH

444.	OH	553	185 Montrose W. Ave., Copley, OH

445.	OH	555	11457 Chester Road, Sharonville, OH

446.	OH	564	6155 Trust Drive, Holland, OH

447.	OH	565	320 Glensprings Drive, Springdale, OH

448.	OH	590	6255 Zumstein Drive, Columbus, OH

449.	OH	681	450 Metro Place North, Dublin, OH

450.	OH	4015	11145 Kenwood Road, Blue Ash, OH

451.	OH	4018	4200 Stelzer Road, Columbus, OH

452.	OH	4027	7465 High Cross Boulevard, Columbus, OH

453.	OH	4075	10300 Cascade Crossing, Brooklyn, OH

454.	OH	4120	6688 Miller Lane, Dayton, OH

455.	OH	4178	3820 Orange Pl., Orange, OH

456.	OH	9688	4630 Creek Road, Blue Ash, OH

457.	OH	9689	24851 Country Club Blvd., North Olmsted, OH

458.	OH	9690	3625 Orange Pl., Orange Village, OH

	State	Site #	Address
459.	OH	9821	8555 Lyra Drive, Columbus, OH

460.	OH	9822	5530 Tuttle Crossing Blvd, Dublin, OH

461.	OK	39	7901 E. 31st Court South, Tulsa, OK

462.	OK	50	4811 Northwest Expressway, Oklahoma City, OK

463.	OK	876	3414 South 79th East Ave., Tulsa, OK

464.	OK	877	4820 West Reno Ave., Oklahoma City, OK

465.	OK	6065	2720 Northwest Expressway, Oklahoma City, OK

466.	OR	335	18665 NW Eider Ct, Beaverton, OR

467.	OR	399	17777 NE Sacramento St, Portland, OR

468.	OR	838	520 Harlow Road, Springfield, OR

469.	OR	7003	3535 Fisher Rd NE, Salem, OR

470.	OR	9691	875 SW 158th Ave, Beaverton, OR

471.	OR	9692	13009 SW 68th Parkway, Tigard, OR

472.	OR	9823	19311 NW Cornell Rd, Hillsboro, OR

473.	PA	453	3216 Tillman Drive, Bensalem, PA

474.	PA	463	300 Morehall Rd, Rt 29, Malvern, PA

475.	PA	507	520 North Bell Avenue, Carnegie, PA

476.	PA	547	9000 Tinicum Blvd, Philadelphia, PA

477.	PA	2506	877 N. Pottstown Pike (Rt 100), Exton, PA

478.	PA	2511	3851 Northern Pike, Monroeville, PA

479.	PA	2525	200 Chauvet Drive, Pittsburgh, PA

	State	Site #	Address
480.	PA	2526	8880 Bartram Ave, Philadelphia, PA

481.	PA	2565	3050 Schoenersville Rd, Bethlehem, PA

482.	PA	2667	114 Welsh Road, Horsham, PA

483.	PA	2675	437 Irwins Lane, Plymouth Meeting, PA

484.	PA	2739	1303 Lebanon Church Road, West Mifflin, PA

485.	PA	9693	537 Dresher Road, Horsham, PA

486.	PA	9694	400 American Avenue, King of Prussia, PA

487.	PA	9695	8 E. Swedesford Road, Malvern, PA [LEASEHOLD]

488.	RI	1113	245 W. Natick Rd, Warwick, RI

489.	RI	1114	1200 Division Rd., West Warwick, RI

490.	RI	1137	1000 Warren Ave, East Providence, RI

491.	RI	9696	268 Metro Center Blvd, Warwick, RI

492.	SC	19	530 Woods Lake Rd., Greenville, SC

493.	SC	22	180 Stoneridge Dr., Columbia, SC

494.	SC	29	7641 Northwoods Blvd., North Charleston, SC

495.	SC	100	130 Mobile Drive, Spartanburg, SC

496.	SC	115	5059 N. Arco Lane, North Charleston, SC

497.	SC	131	5430 Forest Dr., Columbia, SC

498.	SC	132	3715 Pelham Rd., Greenville, SC

499.	SC	180	450 Gracern Rd., Columbia, SC

500.	SC	223	304 Wingo Way, Mt. Pleasant, SC

	State	Site #	Address
501.	SC	9697	5045 N. Arco Lane, North Charleston, SC

502.	SC	9824	1170 Kinley Rd, Irmo, SC

503.	TX	45	2979 N. Stemmons Frwy, Dallas, TX

504.	TX	46	2420 E Lamar Blvd, Arlington, TX

505.	TX	49	5454 Hollister Street, Houston, TX

506.	TX	52	4636 West Plano Parkway, Plano, TX

507.	TX	62	1303 LaConcha, Houston, TX

508.	TX	64	2424 W. Sam Houston Pkwy South, Houston, TX

509.	TX	886	6580 Montana Ave., El Paso, TX

510.	TX	6005	5959 Guhn Rd, Houston, TX

511.	TX	6011	3200 W. Sam Houston Pkwy, Houston, TX

512.	TX	6012	2130 South Highway 6, Houston, TX

513.	TX	6016	12270 Greenville Ave., Dallas, TX

514.	TX	6022	2544 US Hwy 67, Mesquite, TX

515.	TX	6026	16939 Tomball Pkwy, Houston, TX

516.	TX	6027	10100 N. Capital of Texas Hwy., Austin, TX

517.	TX	6028	12621 Hymeadow Rd., Austin, TX

518.	TX	6029	150 Valley Wood Rd, Spring, TX

519.	TX	6030	555 S I-35 - City Centre Business Park, Round Rock, TX

520.	TX	6037	3440 W. Walnut Hill Lane, Irving, TX

521.	TX	6055	4701 Westheimer Road, Houston, TX

	State	Site #	Address
522.	TX	6057	2330 SW Frwy, Houston, TX

523.	TX	6060	600 Gaudalupe Street, Austin, TX

524.	TX	6066	1410 Nasa Rd 1, Houston, TX

525.	TX	6068	11175 Katy Frwy, Houston, TX

526.	TX	6069	4022 Parkside Center Blvd, Farmers Branch, TX

527.	TX	6070	6218 S. Staples St., Corpus Christi, TX

528.	TX	6071	3261 N.E. Loop 820, Fort Worth, TX

529.	TX	6072	1908 Forest Ridge Dr, Bedford, TX

530.	TX	6073	1900 Lake Pointe Dr, Lewisville, TX

531.	TX	6074	13505 North Frwy, Houston, TX, Houston, TX

532.	TX	6078	990 Sunland Park Dr., El Paso, TX

533.	TX	6081	6300 US HWY 290 East, Austin, TX

534.	TX	6082	605 Meadow Creek Dr, Las Colinas, TX

535.	TX	6083	4331 Spectrum One, San Antonio, TX

536.	TX	6084	4701 City Lake Blvd. W, Fort Worth, TX

537.	TX	6086	3804 Tanacross Dr., Fort Worth, TX

538.	TX	6092	5831 Overton Ridge Blvd., Fort Worth, TX

539.	TX	6172	2100 Cinema Dr., Amarillo, TX

540.	TX	6174	106 W. Village Blvd, Laredo, TX

541.	TX	6175	5903 Woodway Dr., Waco, TX

542.	TX	6178	5100 US Hwy. 290 W, Austin, TX

	State	Site #	Address
543.	TX	6187	4802 S Loop 289, Lubbock, TX

544.	TX	6195	13858 N US Hwy. 183, Austin, TX

545.	TX	6197	16950 N I-35, Round Rock, TX

546.	TX	9702	9100 Waterford Centre Blvd., Austin, TX

547.	TX	9703	507 South First Street, Austin, TX

548.	TX	9704	1221 N Watson Dr., Arlington, TX

549.	TX	9705	5315 Carnaby St., Irving, TX

550.	TX	9706	7825 Heathrow Dr., Irving, TX

551.	TX	9707	17425 Dallas Pkwy, Dallas, TX

552.	TX	9708	12121 Coit Rd, Dallas, TX

553.	TX	9709	18470 N. Dallas Pkwy, Dallas, TX

554.	TX	9710	4709 W. Plano Pkwy, Plano, TX

555.	TX	9711	901 E. Campbell Road, Richardson, TX

556.	TX	9712	1601 River Run, Fort Worth, TX

557.	TX	9713	2300 West Loop South, Houston, TX

558.	TX	9714	7979 Fannin Street, Houston, TX

559.	TX	9715	13223 Champions Ctr Dr, Houston, TX

560.	TX	9716	1015 Central Parkway South, San Antonio, TX

561.	TX	9826	1301 S. Braeswood Blvd, Houston, TX

562.	TX	9827	720 W. Bay Area Blvd, Webster, TX

563.	TX	9828	2900 Dallas Pkwy, Plano, TX

	State	Site #	Address
564.	TX	9829	12424 Research Blvd, Austin, TX

565.	TX	9831	4726 Sugar Grove Blvd, Stafford, TX

566.	TX	9832	2700 Gracy Farms Lane, Austin, TX

567.	TX	9833	5401 Green Park Drive, Irving, TX

568.	TX	9834	8221 North IH-35, Austin, TX

569.	TX	9835	9019 Vantage Point Rd, Dallas, TX

570.	UT	352	10715 Auto Mall Drive, Sandy, UT

571.	UT	362	2310 W. City Center Court, West Valley City, UT

572.	UT	379	7555 S. Union Park Ave., Midvale, UT

573.	UT	9717	5683 South Redwood Road, Salt Lake City, UT

574.	UT	9718	1220 East 2100 South, Salt Lake City, UT

575.	VA	43	12359 Hornsby Lane, Newport News, VA

576.	VA	44	10060 W. Broad St., Glen Allen, VA

577.	VA	111	14420 Chantilly Crossing Lane, Chantilly, VA

578.	VA	140	11708 Jefferson Ave., Newport News, VA

579.	VA	175	1540 Crossways Blvd, Chesapeake, VA

580.	VA	291	2705 Frontage Rd. NW, Roanoke, VA

581.	VA	410	6811 Paragon Pl., Richmond, VA

582.	VA	478	46001 Waterview Plaza, Sterling, VA

583.	VA	480	4548 Bonney Rd., Virginia Beach, VA

584.	VA	768	205 North Breckinridge Place, Alexandria, VA

	State	Site #	Address
585.	VA	1599	6807 Paragon Pl., Richmond, VA

586.	VA	1620	12055 Lee Jackson Memorial Hwy, Fairfax, VA

587.	VA	1813	6800 Metropolitan Center Dr, Springfield, VA

588.	VA	1821	1021 Elden Street, Herndon, VA

589.	VA	1828	1910 University Blvd, Lynchburg, VA

590.	VA	1831	1915 Commerce Dr, Hampton, VA

591.	VA	1846	5920 Fort Drive, Centreville, VA

592.	VA	9719	200 Blue Stone Road PA, Alexandria, VA

593.	VA	9725	8201 Old Courthouse Road, Vienna, VA

594.	VA	9727	241 Arboretum Place, Richmond, VA

595.	VA	9850	4506 Brookfield Corp. Drive, Chantilly, VA

596.	VA	9851	3997 Fair Ridge Drive, Fairfax, VA

597.	VA	9860	3214 Churchland Blvd., Chespeake, VA

598.	VA	9861	809 Greenbrier Circle, Chesapeake, VA

599.	WA	341	300 NE 115th Avenue, Vancouver, WA

600.	WA	409	1400 South 320th Street, Federal Way, WA

601.	WA	418	1150 Oakesdale Ave SW, Renton, WA

602.	WA	802	22520 83rd Avenue South, Kent, WA

603.	WA	805	2820 Pacific Hwy East, Fife, WA

604.	WA	806	15451 53rd Avenue South, Tukwila, WA

605.	WA	810	3021 196th Street SW, Lynnwood, WA

	State	Site #	Address
606.	WA	815	8410 Broadway, Everett, WA

607.	WA	817	12803 E. Sprague, Spokane, WA

608.	WA	824	11400 Main Street, Bellevue, WA

609.	WA	831	2120 S. 48th St., Tacoma, WA

610.	WA	7009	923 228th Street SE, Bothell, WA

611.	WA	7010	25104 Pacific Hwy South, Kent, WA

612.	WA	7011	2101 N. Meridian, Puyallup, WA

613.	WA	7018	8801 South Hosmer St., Tacoma, WA

614.	WA	7020	1431 112th Street SE, Everett, WA

615.	WA	7032	1675 Mottman Road SW, Tumwater, WA

616.	WA	7062	3917 Harbour Pointe Blvd SW, Mukilteo, WA

617.	WA	7066	13300 Stone Avenue North, Seattle, WA

618.	WA	9728	3700 132nd Ave SE, Bellevue, WA

619.	WA	9729	15805 NE 28th Street, Bellevue, WA

620.	WA	9730	15635 West Valle Hwy, Tukwila, WA

621.	WA	9852	22122 17th Ave. S.E., Bothell, WA, Bothell, WA

622.	WI	557	11121 W North Ave, Wauwatosa, WI

623.	WI	679	4141 Boardwalk Ct, Appleton, WI

624.	WI	731	55 Junction Court, Madison, WI

625.	WI	785	2520 Plaza Court, Waukesha, WI

626.	WI	4034	45 Junction Court, Madison, WI

	State	Site #	Address
627.	WI	9731	325 N Brookfield Rd Brookfield, WI

628.	MD	56	6620 Eli Whitney Drive, Columbia, MD

629.	MD	658	1500 Aero Drive, Linthicum, MD

630.	MD	699	8870 Columbia 100 Parkway, Columbia, MD

631.	MD	767	9401 Largo Drive West, Landover, MD

632.	MD	2503	9704 Beaver Dam Road, Timonium, MD

633.	MD	2504	12450 Milestone Center Dr, Germantown, MD

634.	MD	2528	205 Professional Drive, Gaithersburg, MD

635.	MD	2529	201 Professional Drive, Gaithersburg, MD

636.	MD	2530	5240 Westview Dr, Frederick, MD

637.	MD	2549	46565 Expedition Park Drive, Lexington Park, MD

638.	MD	2705	1 Womack Drive, Annapolis, MD

639.	MD	2781	104 Chesapeake Centre Ct, Glen Burnie, MD

640.	MD	2787	8550 Washington Blvd, Jessup, MD

641.	MD	2802	1361 James Way, Bel Air, MD

642.	MD	9660	120 Admiral Cochrane Drive, Annapolis, MD

643.	MD	9662	2621 Research Blvd, Rockville, MD

644.	MD	9817	8890 Stanford Blvd, Columbia, MD

645.	TN	10	1700 Winston Rd., Knoxville, TN

646.	TN	12	6085 Apple Tree Drive, Memphis, TN

647.	TN	13	9025 Church Street East, Brentwood, TN

	State	Site #	Address
648.	TN	17	2511 Elm Hill Pike, Nashville, TN

649.	TN	37	8110 Cordova Centre Drive, Memphis, TN

650.	TN	121	214 Langley Place, Knoxville, TN

651.	TN	125	6240 Airpark Dr., Chattanooga, TN

652.	TN	163	1210 Murfreesboro Road, Nashville, TN

653.	TN	305	9020 Church Street East, Brentwood, TN

654.	TN	315	2525 Elm Hill Pike, Nashville, TN

655.	TN	450	5885 Shelby Oaks Drive, Memphis, TN

656.	TN	5003	6520 Mt. Moriah Road, Memphis, TN

657.	TN	5023	6325 Quail Hollow, Memphis, TN

658.	TN	5045	3311 West End Avenue, Nashville, TN

659.	TN	9698	2541 Corporate Avenue East, Memphis, TN

660.	TN	9699	6500 Poplar Avenue, Memphis, TN

661.	TN	9700	727 McGavock Pike, Nashville, TN

662.	TN	9701	680 Bakers Bridre Ave., Franklin, TN

663.	TN	9825	2520 Horizon Lake Dr, Memphis, TN